                                                                  EXHIBIT 10.32


  Confidential  Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                 AMENDMENT NO.1

     This AMENDMENT No. 1 (the "Amendment") is made and entered into by and between GoAmerica Communications Corporation ("Customer") and Cellco Partnership, doing business as Bell Atlantic Mobile ("BAM") for attachment to Contract ####-##-####, dated May 13, 1997 (the "Agreement").

     This Amendment is an integral part of and modifies the Agreement. The terms used herein which are defined or specified in the Agreement shall have the meanings set forth in the Agreement. If there are any inconsistencies between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control.

     The term of the Agreement is hereby extended for three (3) years, from the date this Amendment is executed, and shall automatically renew for additional one (1) year terms, unless Customer notifies BAM in writing at least sixty (60) day prior to the expiration of the then current term, that it does not wish to renew the Agreement.'

     Exhibit B, Price Schedule is hereby deleted in its entirety and replaced with a new Exhibit B and B1, as attached hereto.

     A new Section 8.5, which applies to "Electronic Billing", is hereby added to "Billing", of the Agreement, which shall read as follows:

     8.5 Should Electronic Billing become available, BAM will notify Customer of the availability of Electronic Billing and make Electronic Billing available to the Customer.

     Section 4, of the Agreement, "Installation", is hereby deleted in its entirety.

     Section 2, of the Agreement, "Provision of Service", second sentence, the term "exclusively", is hereby deleted and replaced with the term "preferred".

     Section 19.6 of the Agreement, "Notices", is hereby deleted in its entirety and replaced with the following:

     Notices. Any change in the Exhibits contained herein, shall require written notification from both parties and shall not be valid until mutually agreed upon and accepted by both parties. In addition, any notice to be given hereunder by either party to the other shall also be in writing and shall be valid and sufficient only if dispatched by: a) registered or certified mail, postage prepaid in any post office in the United States; b) hand delivery; or c) overnight courier prepaid.

     Notices to BAM shall be addressed to:
Bell Atlantic Mobile
180 Washington Valley Road
Bedminster, NJ 07921
Attn: Mr. Peter Rohr
      Staff Director - Contract Mgt. and Administration
      (908) 306-7550
     Notices to Customer shall be addressed to:
GoAmerica Communications Corporation
401 Hackensack Avenue
Hackensack, NJ 07601
Attn: Mr. Frank Elenio
      Chief Financial Officer

     Exhibit A, is hereby deleted in its entirety and replaced with a new Exhibit A, in the form attached hereto.

     Exhibit C, "Airbridgea Packet Service Request Form", is hereby deleted in its entirety and replaced with a new Exhibit C, "Bell Atlantic Mobile Activation Procedures for Value Added Customers", in the form attached hereto.

     This Amendment shall be effective when executed by both parties.

     All provisions of the Agreement, including attachments thereto, not addressed by this Amendment remain in full force and effect.

     IN WITNESS WHEREOF, and intending to be bound hereby, the parties affix their signature to this Amendment.

CELLCO PARTNERSHIP                                     GOAMERICA

BY BELL ATLANTIC MOBILE, INC.                          COMMUNICATIONS CORPORATION

ITS MANAGING GENERAL PARTNER:

By:     /s/Robert J. Hirsh                             By:    /s/ Francis J.Elenio
   ----------------------------------                     ------------------------
Name:   Robert J. Hirsh                             Name:     Francis J.Elenio
     --------------------------------                       ----------------------
Title:  Exec. Dir. Data Sales & Mrtg.                  Title: CFO
      -------------------------------                        ---------------------
Date:          1/7/00                                  Date:         12/28/99
      -------------------------------                       ----------------------

                                    EXHIBIT A

This Exhibit C sets forth the Area(s), as that term is used in this Agreement, in which BAM is authorized to provide CRS as described in this Agreement. In this Exhibit there is described the individual counties of the MSAs and/or RSAs in which BAM is authorized to conduct its CRS operations.

COUNTIES OF THE MSA(s) IN WHICH BAM IS LICENSED:

NORTHEAST REGION: Norfolk MA, Essex MA, Middlesex MA, Plymouth MA, Suffolk MA and Rockingham NH of the Boston MSA; Hartford CT, Middlesex CT and Tolland CT of the Hartford MSA; New Haven CT of the New Haven MSA; Madison NY, Worcester MA of the Worcester MSA; Hampden MA and Hampshire MA of the Springfield MSA; Bristol MA of the New Bedford MSA; Hillsborough NH of the Manchester MSA; Orange NY of the Orange County MSA; Dutchess NY of the Poughkeepsie MSA; New London CT of the New London MSA; Berkshire MA of the Pittsfield MSA; Warren NY and Washington NY of the Glen Falls MSA; Chittenden VT and Grand Isle VT of the Burlington MSA; Bristol R1, Kent RI, Providence RI, Washington RI of the Providence MSA; Fairfield CT of the Bridgeport MSA; Albany NY, Montgomery NY, Rensselaer NY, Saratoga NY, Schenectady NY of the Albany MSA.

PITTSBURGH REGION: Allegheny PA, Beaver PA, Washington PA and Westmoreland PA of the Pittsburgh MSA

NORTHERN NEW JERSEY/NY METRO REGION: Bronx NY, Kings NY, New York NY, Queens NY, Richmond NY, Putnam NY, Rockland NY, Westchester NY, Bergen NJ, Nassau NY, Suffolk NY, Essex NJ, Morris NJ, Somerset NJ, Union NJ, Hudson NJ and Passaic NJ of the New York MSA; Middlesex NJ of the New Brunswick MSA; Monmouth NJ of the Long Branch MSA.

PHILADELPHIA REGION: Bucks PA, Chester PA, Delaware PA, Montgomery PA, Philadelphia PA, Burlington NJ, Camden NJ and Gloucester NJ of the Philadelphia MSA; Carbon PA, Lehigh PA, Northampton PA and Warren NJ of the Allentown MSA; Cumberland NJ of the Vineland MSA, New Castle DE, Salem NJ, Cecil MD of the Wilmington MSA, Berks PA of the Reading MSA, Mercer NJ of the Trenton MSA, Atlantic NJ, Cape May NJ of the Atlantic City MSA.

WASHINGTON/BALTIMORE: District of Columbia, Charles MD, Montgomery MD, Prince Georges MD, Alexandria City VA, Fairfax City VA, Falls Church City VA, Manassas City VA, Manassas Park City VA, Arlington VA, Fairfax VA, Loudoun VA and Prince William VA of the Washington DC MSA; Baltimore City MD, Anne Arundel MD, Baltimore MD, Carroll MD, Harford MD and Howard MD of the Baltimore MSA

SOUTHEAST: Gaston NC, Meklenburg NC. and Union NC of the Charlotte MSA; Greenville SC, Pickens SC and Spartanburg SC of the Greenville MSA; Lexington SC and Richland SC of the Columbia MSA; Alexander NC, Burke NC and Catawba NC of the Hickory MSA; Buncombe and Madison of the Asheville, NC MSA; Anderson SC of the Anderson MSA.

COUNTIES OF THE RSA(s) IN WHICH BAM IS LICENSED:

NORTHEAST REGION: Windham in CT 2-WINDHAM; Newport in 111-NEWPORT; Barnstable, Dukes and Nantucket in MA 2-BARNSTABLE; Carroll, Belknap and Merrimack in NH 2-CARROLL; Franklin, Orleans, Essex, Lamoille, Washington, Caledonia and Orange in VT 1 -FRANKLIN; Addison, Rutland, Windsor, Bennigton and Windham in VT 2-ADDISON (131); Ostego, Delaware, Schoharie, Sullivan and Ulster in NY 5-OSTEGO.

PITTSBURGH REGION: Mason, Jackson, Roane, and Calhoun in WV 1 MASON; Wetzel, Tyler, Doddridge, Ritchie, Gilmer, Lewis, Pleasants in WV 2 WETZEL; McKean, Cameron, and Elk in PA 2 MCKEAN; Butler, Clarion, Lawrence and Armstrong in PA 6 LAWRENCE 1132); Indiana, Jefferson and Clearfield in PA 7 JEFFERSON; Greene and Fayette in PA 9 GREENE; Huntingdon, Juniata and Mifflin in PA 11 HUNTINGDON
(132).

NORTHERN NEW JERSEY/NY METRO REGION: Hunterdon in NJ I-HUNTERDON; Sussex in NJ 3-SUSSEX.

PHILADELPHIA REGION: Ocean -- in NJ 2-OCEAN; Kent and Sussex in DE 1 -KENT.

WASHINGTON/BALTIMORE: Kent, Queen Annes, Talbot, Caroline, Dorchester, Wicomico, Somerset, Calvert, St. Marys, and Worcester in MD 2-KENT; Frederick in MD 3-FREDERICK; Frederick, Clark, Shenandoah, Page, Rappahannock, Fauquier, Warren and Winchester City in VA 10-FREDERICK (131); Madison, Culpeper, Orange, Fredericksburg City, Spotsylvania, Louisa and Stafford VA 11 -MADISON (133); Caroline, King George, King William, King & Queen, Essex, Richmond, Westmoreland, Northumberland. Lancaster, Mathews, Northampton, Accomack, and Middlesex in VA 12-CAROLINE (132).

SOUTHEAST: Yancey, Mitchell, Avery, Watauga, and Caldwell in NC 2-YANCEY; Cherokee, Clay, Graham, Macon, Swain, Haywood, Jackson and Transylvania in NC 1-CHEROKEE; Anson, Montgomery, Richmond, Scotland in NC 5-ANSON; Cabarrus, Stanly, Rowan, Iredell, and Davie in NC 15-CABARRUS; Laurens, Greenwood, McCormick, Edgefield, Saluda, Newberry and Abbeville in SC 2-LAURENS; Oconee in SC 1-OCONEE; Cherokee, Chester, Union and Fairfield in SC 3-CHEROKEE; Lancaster and York in SC 9-LANCASTER; Dawson, Lumpkin, White, Habersham, Hall, Banks, Franklin, Stephens, Rabun, Barrow in GA 2-DAWSON, Henderson, Polk, Rutherford, Cleveland, McDowell and Lincoln in NC4-HENDERSON; Lee, Wise, Dickenson, Buchanan, Russell and Norton City in VA 1-LEE.

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                    EXHIBIT B

AirBridge@) Internet Access

Monthly Access fee:                            [**] per month per NEI
                                                -----
Rate over Allowance:                           [**]/kilobyte
                                                -----
Usage outside BAM markets:                     [**]/kilobyte
                                                ----

General Pricing Terms

Use of these rate plans is limited to the following software applications (note:
This list may be amended from time to time):
Ail www browser software J clients, or Citrix
All e-mail servers and systems
AOL, Prodigy, CompuServe client software
Lotus Domino and Microsoft Exchange systems
PalmPilot compatible browsers (HandWeb, etc.)
These rate plans are not to be used for other applications such as telemetry or customized third party software packages.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                   EXHIBIT B1

AirBridge@) Internet Access Silver Price Plan


         Access Fee                           $[**]
         Usage in BAM Markets                 [**]*
         Usage Outside BAM Markets            $[**]
         NEI Unit Commitment                  [**]
         Activation fee                       $[**]
         Contract Term in Years               3



Commitment Schedule:                               NEIs in Service
--------------------------------                   ---------------
Month                   1                                [**]
Month                   2                                [**]
Month                   3                                [**]
Month                   4                                [**]
Month                   5                                [**]
Month                   6                                [**]
Month                   7                                [**]
Month                   8                                [**]
Month                   9                                [**]
Month                   10                               [**]
Month                   11                               [**]
Month                   12 to 36                         [**]
$[**] Traveler Option Available

Pricing does not include electronic billing information
Use limited to the following  applications    All web browser software
                                              AOL, Prodigy, Compuserve
                                              All customer E-mail servers
                                              LOTUS DOMINO, MICROSOFT EXCHANGE
NEIS IN SERVICE ON THE RATE PLAN SHOWN IN EXHIBIT B SHALL NOT COUNT TOWARDS THE NEI COMMITMENT OF THIS RATE PLAN. SHOULD CUSTOMER NOT HAVE THE NUMBER OF ACTIVE NELS CORRESPONDING TO THE COMMITMENT SCHEDULE SHOWN ABOVE, CUSTOMER SHALL BE CHARGED AS IF THOSE NEW WERE IN SERVICE.

                                    EXHIBIT C

OBJECTIVE:          To streamline the data activation process for Value Added
                    Customers.

GOAL: To establish activation procedures that will maximize efficiency for both Bell Atlantic Mobile and our Value Added
                    Customers. This procedure will create an activation process that will allow for easier activation, billing, tracking and reporting that will benefit DAM as well as our customers.

INTRODUCTION:       Once a customer has been identified as a VAC with a contract in place, it is our recommendation that they have the
                    ability to reserve and activate NEls directly through our
                    Credit & Ordering Operations Department. This will allow for
                    . maximum efficiency given the quantity of NEIs that are
                    activated through our VACs. Alternative procedures may be
                    evaluated due to the needs of a particular customer on a
                    case by case basis.

PROCEDURE:          NEI Reservations
                    VACs will have the ability to reserve NEIs in blocks of 100.
                    These NEIs will be reserved by BAM geographic region (i.e.
                    100 NEI's out of NY Metro, 100 NEI's out of Wash/Balt,
                    please see Exhibit C, page 2). This form will be filled out by an authorized VAC representative and faxed directly to
                    our COOS department in Morristown, NJ (Fax number
                    973-971-1036, Tel number 800-627-2791). Reservation requests may take up to 2 business days to complete. Once the request has been processed, a COOS representative will complete the form and list of reserved NEIs and fax it back to the VAC
                    representative as well as to Greg Fucheck, Manager -- Value
                    Added Customers (Fax 908-306-4227, Tel 908-306-7746).

                    NEI Activations
                    In order to activate an NEI, Value Added Customers will be able to fax a form directly to the DAM COOS department
                    (Please see Exhibit C, page 3). This form will be filled out by an authorized VAC representative and will list the NEls from the reserved block to be activated. The DAM COOS department will convert these NEIs from reserved status to active status in our systems. Once all the NEIs have been activated, a COOS representative will fax back the activation form to the VAC as well as to Greg Fucheck.

                    NOTE: THESE FORMS CAN ONLY BE SIGNED BY AN AUTHORIZED VAC
                    REPRESENTATIVE. EACH VAC WILL BE RESPONSIBLE FOR PROVIDING A
                    LIST OF AUTHORIZED REPRESENTATIVES THAT WILL BE FORWARDED TO
                    GREG FUCHECK WHO WILL THEN FORWARD TO THE COOS DEPARTMENT.


                                    EXHIBIT C

                                                                          Page 2

CUSTOMER:                                      GO AMERICA
CUSTOMER #:                                    758
ADDRESS:                                       401 HACKENSACK AVENUE
                                               HACKENSACK, NJ  07601
PHONE:                                         (201) 996-7306
FAX:                                           (201) 996-1772
AUTHORIZED PERSON:
                  --------------------------------------------------------------

SIGNATURE:                                     DATE:
          -----------------------------             ----------------------------



---------------------------------------------------------------------------------------------
PRIMARY CITY, ST          PRICE PLAN CODE     SALEFORCE ID     CONTRACT LENGTH    NEI
---------------------------------------------------------------------------------------------
                                              HQ VAC
---------------------------------------------------------------------------------------------
                                              HQ VAC
---------------------------------------------------------------------------------------------
                                              HQ VAC
---------------------------------------------------------------------------------------------
                                              HQ VAC
---------------------------------------------------------------------------------------------
                                              HQ VAC
---------------------------------------------------------------------------------------------
                                              HQ VAC
---------------------------------------------------------------------------------------------
                                              HQ VAC
---------------------------------------------------------------------------------------------
                                              HQ VAC
---------------------------------------------------------------------------------------------
                                              HQ VAC
---------------------------------------------------------------------------------------------
                                              HQ VAC
---------------------------------------------------------------------------------------------
                                              HQ VAC
---------------------------------------------------------------------------------------------
                                              HQ VAC
---------------------------------------------------------------------------------------------

Special Requests/Comments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


NOTE: THIS FORM IS TO BE USED WHEN REQUESTING ACTIVATION OF IP ADDRESSES ON BAM CDPD NETWORK. PLEASE FAX THIS FORM TO BAM'S COOS DEPARTMENT AT 973-971-1036

                                    EXHIBIT C

                                                                          Page 3

CUSTOMER:                                      GO AMERICA
CUSTOMER #:                                    758
ADDRESS:                                       401 HACKENSACK AVENUE
                                               HACKENSACK, NJ  07601
PHONE:                                         (201) 996-7306
FAX:                                           (201) 996-1772
AUTHORIZED PERSON:
                  --------------------------------------------------------------
SIGNATURE:                                     DATE:
          ------------------------------            ----------------------------

TOTAL NUMBER OF NEI TO BE RESERVED (IN BLOCKS OF 100):

------------------------------------------------------------------------------------------
QTY. TO                   PRIMARY CITY, STATE               NEI RANGE
RESERVE                                                     (TO BE COMPLETED BY BAM)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

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------------------------------------------------------------------------------------------


Special Requests/Comments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: THIS FORM IS TO BE FAXED TO BAM'S COOS DEPARTMENT AT 973-971-1036 (ATTN. CHARLENE OR DAVE) WHEN RESERVING BLOCKS OF IP ADDRESSES FOR FUTURE USE.